UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): April 10, 2017

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-32508	29-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

450 Gears Road, Suite 860 Houston, Texas	77067
(Address of principal executive offices)	(Zip Code)

(713) 528-1881
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 10, 2017, Fred Hofheinz, a director of Camber Energy, Inc. (the “Company”) at that time, notified the Company that he would resign from the Company’s Board of Directors effective immediately. Mr. Hofheinz indicated that he was resigning for personal reasons. Mr. Hofheinz’s decision to resign did not involve any disagreement with the Company, the Company’s management or the Board of Directors.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1*	Press release issued on April 13, 2017

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Camber Energy, Inc.

Dated: April 13, 2017	/s/ Anthony C. Schnur
Anthony C. Schnur
Chief Executive Officer